--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                 April 20, 1999



                          COYOTE NETWORK SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       1-5486                   36-2448698
----------------------------    -----------------------      ------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



                             4360 Park Terrace Drive
                           Westlake Village, CA 91361
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                            area code: (818) 735-7600




--------------------------------------------------------------------------------

Item 5.  Other Events

         On April 20, 1999 the Company announced it had cancelled its proposed acquisition of Apollo Telecom, Inc. A copy of the press release is attached as
Exhibit 99 hereto and is hereby incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

               99. Press Release issued by Coyote Network Systems, Inc. on April 20, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 5, 1999                    COYOTE NETWORK SYSTEMS, INC.


                                        By:   /s/ James J. Fiedler
                                              -------------------------
                                              James J. Fiedler
                                              Chairman of the Board and
                                              Chief Executive Officer